THE MARSICO INVESTMENT FUND

Marsico Global Fund

Supplement dated July 3, 2007

(to the Prospectus dated June 25, 2007)

The following replaces in its entirety the biographical information for Mr. Corydon J. Gilchrist under "The Portfolio Managers" on page 12 of the Prospectus:

Corydon J. Gilchrist, Chartered Financial Analyst ("CFA") is also the portfolio manager of the Marsico 21st Century Fund. Prior to joining Marsico Capital in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at The Principal Financial Group (Invista Capital Management), where he served on a committee that managed several international equity funds. He holds BBA and MBA degrees from the University of Iowa, and is a CFA® charter holder.

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